UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 29, 2025

TURTLE BEACH CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

001-35465

(Commission File Number)

Nevada	27-2767540
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

15822 Bernardo Center Drive, Suite 105

San Diego, California 92127

(Address of principal executive offices) (Zip code)

(914) 345-2255

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	TBCH	The Nasdaq Global Market
Preferred Stock Purchase Rights	N/A	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 29, 2025, Turtle Beach Corporation (the “Company”) entered into the First Amendment to Credit Agreement (the “First Amendment”), which amended the Company’s credit agreement, dated as of August 1, 2025 (as amended from time to time, the “Credit Agreement”), by and among the Company, the other borrowers and guarantors party thereto, the lenders from time to time party thereto, and Bank of America, N.A., as administrative agent, swingline lender and L/C issuer.

The First Amendment, amended and restated clause (b)(iii) of the definition of “Consolidated Fixed Charge Coverage Ratio” to permit the Company to exclude from the calculation of the denominator of the Consolidated Fixed Charge Coverage Ratio up to (i) $10,000,000 of restricted payments for the trailing twelve month period ending March 31, 2026 and (ii) $10,000,000 of restricted payments for the trailing twelve month period ending June 30, 2026. The other material terms of the Credit Agreement were unchanged.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the First Amendment, which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are included with this Current Report on Form 8-K:

Exhibit Number	Description

10.1	First Amendment to Credit Agreement, dated as of December 29, 2025, by and among Turtle Beach Corporation, Voyetra Turtle Beach, Inc., TBC Holding Company LLC, Performance Designed Products LLC, Turtle Beach Europe Limited, VTB Holdings, Inc., Tide Acquisition Sub II, LLC, the other guarantors party thereto, the lenders party thereto, and Bank of America, N.A., as the administrative agent, the swingline lender and the L/C issuer.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TURTLE BEACH CORPORATION

Date: December 30, 2025	By:	/s/ Mark Weinswig
Mark Weinswig Chief Financial Officer